UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
September 1, 2023
Date of Report (Date of earliest event reported)

Commission File Number	Exact name of registrant as specified in its charter State or other jurisdiction of incorporation or organization Address of principal executive offices Registrant’s telephone number, including area code	IRS Employer Identification No.
001-14881	BERKSHIRE HATHAWAY ENERGY COMPANY (An Iowa Corporation) 666 Grand Avenue, Suite 500 Des Moines, Iowa 50309-2580 515-242-4300	94-2213782

001-37591	EASTERN ENERGY GAS HOLDINGS, LLC (A Virginia Limited Liability Company) 6603 West Broad Street Richmond, Virginia 23230 804-613-5100	46-3639580
N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of each registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
BERKSHIRE HATHAWAY ENERGY COMPANY	None
EASTERN ENERGY GAS HOLDINGS, LLC	None
Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
While Eastern Energy Gas Holdings, LLC (“EEGH”) has determined that, with respect to EEGH, the Transaction (as defined below) constitutes the purchase of a “significant amount of assets” relative to EEGH, as such phrase is defined in Instruction 4 to Item 2.01 of Form
8-K,
Berkshire Hathaway Energy Company (“BHE”) has determined that, with respect to BHE, the Transaction does not constitute the purchase of a “significant amount of assets” relative to BHE, as such phrase is defined in Instruction 4 to Item 2.01 of Form
8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.
On September 1, 2023, Eastern MLP Holding Company II, LLC (the “Buyer”), a Virginia limited liability company and an indirect wholly owned subsidiary of BHE, an Iowa corporation, completed its previously announced purchase (the “Transaction”) from DECP Holdings, Inc. (the “Seller”), a Virginia corporation and an indirect wholly owned subsidiary of Dominion Energy, Inc. (“DEI”), a Virginia corporation, of the Seller’s 50% limited partnership interests of Cove Point LNG, LP (“Cove Point”). After the Transaction, the Buyer now owns an aggregate of 75% of the limited partnership interests, and its affiliate, Cove Point GP Holding Company, LLC, continues to own 100% of the general partnership interests, of Cove Point. The Buyer is a wholly owned subsidiary of EEGH, which is a wholly owned subsidiary of BHE GT&S, LLC, an indirect wholly owned subsidiary of BHE.
Under the terms of the Purchase and Sale Agreement (the “Purchase Agreement”), dated as of July 9, 2023, among the Buyer, BHE, the Seller and DEI, the Buyer paid approximately $3.3 billion in cash, plus the pro rata portion of the quarterly distribution to be made by Cove Point for the fiscal quarter in which the Transaction closed, which we have estimated to be approximately $50 million, for total consideration of approximately $3.35 billion. The actual amount of the pro rata portion of such distribution to be paid by the Buyer will be determined, and subject to a true-up
payment, when the actual amount of such distribution is determined. The Transaction was funded by BHE with cash on hand, including cash realized from the liquidation of certain investments, which it contributed to BHE GT&S, LLC. The transaction was funded by EEGH through cash provided by BHE GT&S, LLC, which included an equity contribution and the repayment of an intercompany revolving credit agreement.
Prior to the Transaction, EEGH indirectly owned 100% of the general partnership interests and 25% of the limited partnership interests in Cove Point. EEGH previously determined it has the power to direct the activities that most significantly impact Cove Point’s economic performance as well as the obligation to absorb losses and benefits which could be significant to it and, accordingly, includes Cove Point in its consolidated financial statements. Because EEGH controls Cove Point both before and after the Transaction, the change in EEGH’s ownership interest in Cove Point was accounted for as an equity transaction and no gain or loss was recognized.

Item 8.01	Other Events.
On September 1, 2023, BHE issued a press release announcing the completion of the Transaction, a copy of which is filed as Exhibit 99.1 to this Current Report on Form
8-K
and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a)
Financial statements of businesses acquired
In reliance on paragraph 2020.5 of the Securities and Exchange Commission’s Division of Corporation Finance Financial Reporting Manual and
Rule 3-05(b)(4)(iii)
of Regulation
S-X,
EEGH has determined that the reporting of historical financial statements is not required.
(b)
Pro forma financial information
The pro forma financial information required by paragraph (b) of Item 9.01 of Form
8-K
is not included herein and, pursuant to paragraph (b)(2) of such Item 9.01, such pro forma financial information will be filed by EEGH not later than November 17, 2023, by amendment to this Form
8-K.

(d)
Exhibits

Exhibit No.	Description

2.1*	Purchase and Sale Agreement, dated as of July 9, 2023, by and between Dominion Energy, Inc., DECP Holdings, Inc., Eastern MLP Holding Company II, LLC and Berkshire Hathaway Energy Company.

99.1	Press release of Berkshire Hathaway Energy Company, dated September 1, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation
S-K.
The descriptions of the omitted schedules and exhibits are contained within the Purchase Agreement. BHE hereby agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

Forward-Looking Statements
This report (including exhibits) contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and include, but are not limited to, any statements relating to the Transaction. Forward looking statements can typically be identified by the use of forward-looking words, such as “will,” “may,” “anticipate,” “intend” and similar terms. These statements are based upon BHE’s and EEGH’s current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of BHE and EEGH and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, considerations that may be disclosed from time to time in BHE’s and EEGH’s filings with the United States Securities and Exchange Commission or in other publicly disseminated written documents. BHE and EEGH undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law. The foregoing factors should not be construed as exclusive.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY ENERGY COMPANY

Date: September 1, 2023

/s/ Calvin D. Haack
Calvin D. Haack
Senior Vice President and Chief Financial Officer

EASTERN ENERGY GAS HOLDINGS, LLC

Date: September 1, 2023

/s/ Scott C. Miller
Scott C. Miller
Vice President, Chief Financial Officer and Treasurer

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